================================================================================

                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
                                 (RULE 14a-101)
                     INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION
                  PROXY STATEMENT PURSUANT TO SECTION 14(a) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant  |X|
Filed by a Party other than the Registrant |_|

Check the appropriate box:
|X|   Preliminary Proxy Statement
|_| Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
|_|   Definitive Proxy Statement
|_|   Definitive Additional Materials
|_|   Soliciting Material Pursuant to Rule 14a-11(c) or Rule 14a-12


                        MARCUM NATURAL GAS SERVICES, INC.
          -------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


  ----------------------------------------------------------------------------
    (NAME OF PERSONS(S) FILING PROXY STATEMENT, IF OTHER THAN THE REGISTRANT)


Payment of Filing Fee (Check the appropriate box):
|X|   No fee required.
|_|   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.
      1) Title of each class of securities to which transaction applies:________
         ____________________________________
      2) Aggregate number of securities to which transaction applies:___________
         ____________________________________
      3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):_____________
         ____________________________________
      4) Proposed maximum aggregate value of transaction:_______________________
         ____________________________________
      5) Total fee paid:________________________________________________________
|_|   Fee paid previously with preliminary materials.
|_|   Check box if any part of the fee is offset as provided by Exchange Act
Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
      1) Amount Previously Paid:________________________________________________
      2) Form, Schedule or Registration Statement No.:__________________________
      3) Filing Party:__________________________________________________________
      4) Date Filed:____________________________________________________________

================================================================================

                        MARCUM NATURAL GAS SERVICES, INC.
                                  1675 BROADWAY
                                   SUITE 2150
                             DENVER, COLORADO 80202


         ---------------------------------------------------------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 1999

        ----------------------------------------------------------------


To the Stockholders of
Marcum Natural Gas Services, Inc.:

         NOTICE IS HEREBY GIVEN that the Annual Meeting of Stockholders (the "Annual Meeting") of Marcum Natural Gas Services, Inc. (the "Company") will be held at ___________________________________________, Melbourne, Florida, on
Monday, June 7, 1999 at 9:00 a.m., local time, for the following purposes:

         1. To elect three directors to serve for a term of three years and until their successors are duly elected and qualified;

         2. To adopt and approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to change the name of the Company to Metretek Technologies, Inc.;

         3. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999; and

         4. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

         The foregoing items of business are more fully described in the Proxy Statement accompanying this Notice.

         Only stockholders of record as of the close of business on April 26, 1999 are entitled to notice of and to vote at the Annual Meeting and at any adjournments or postponements thereof.

                                             By Order of the Board of Directors,



                                             Gary J. Zuiderveen
                                             Secretary

Denver, Colorado
April [30], 1999


================================================================================
                             YOUR VOTE IS IMPORTANT

         YOU ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING IN PERSON. HOWEVER, WHETHER OR NOT YOU PLAN TO ATTEND, YOU ARE REQUESTED TO SIGN AND DATE THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED, SELF-ADDRESSED STAMPED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES. IF YOU ATTEND THE ANNUAL MEETING AND SO DESIRE, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.
================================================================================

                        MARCUM NATURAL GAS SERVICES, INC.
                                  1675 BROADWAY
                                   SUITE 2150
                             DENVER, COLORADO 80202

              -----------------------------------------------------

                                 PROXY STATEMENT
                                     FOR THE
                         ANNUAL MEETING OF STOCKHOLDERS
                             TO BE HELD JUNE 7, 1999

                  ---------------------------------------------

                   GENERAL SOLICITATION AND VOTING INFORMATION

PROXY SOLICITATION

         This Proxy Statement is furnished to the holders of Common Stock, par value $.01 per share (the "Common Stock"), of Marcum Natural Gas Services, Inc., a Delaware corporation (the "Company"), in connection with the solicitation of proxies by the Board of Directors of the Company for use at the Annual Meeting of Stockholders of the Company to be held at __________________________________, Melbourne, Florida, on Monday, June 7, 1999, at 9:00 a.m., local time, and at any adjournments or postponements thereof (the "Annual Meeting"), for the purposes set forth in the accompanying Notice of Annual Meeting of Stockholders.

         This Proxy Statement, together with the Notice of Annual Meeting of Stockholders and the accompanying proxy card, are being first mailed to stockholders on or about April [30], 1999. The solicitation of proxies will initially be made by mail and may thereafter be made in person or by mail, telephone, telecopy, telegram, facsimile or other means of communication by the directors, officers and regular employees of the Company for no additional or special compensation. In addition, brokerage houses, banks, nominees, trustees, custodians and other fiduciaries will be requested by the Company to forward proxy solicitation materials for shares of Common Stock held of record by them to the beneficial owners of such shares, and such fiduciaries will, upon request, be reimbursed by the Company for their reasonable out-of-pocket expenses incurred in connection therewith. The cost of the solicitation of proxies for use at the Annual Meeting will be borne by the Company.

VOTING RIGHTS AND PROCEDURES

         Only stockholders of record as of the close of business on April 26, 1999 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of the close of business on the Record Date, [3,473,343] shares of Common Stock of the Company were issued and outstanding. Each share of Common Stock outstanding on the Record Date entitles the holder thereof to one vote on each matter to be voted upon at the Annual Meeting. The presence at the Annual Meeting, in person or by proxy, of the holders of a majority of the shares of Common Stock outstanding as of the Record Date is necessary to constitute a quorum for the transaction of business at the Annual Meeting.

         Directors will be elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve an amendment to the Company's Restated Certificate of Incorporation, as amended (the "Restated Certificate"), to change the name of the Company to Metretek Technologies, Inc. (the "Name Change Proposal"). The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999 (the "Auditors Proposal").

         Abstentions and "broker non-votes" (shares held of record by brokers or nominees which are voted on at least one matter but not voted on a particular matter because the broker or nominee has not received voting instructions from the beneficial owner of such shares and does not have discretionary voting power with respect to that matter) will be treated as present for purposes of determining the presence of a quorum for the transaction of business at the Annual Meeting. Abstentions on a matter will be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of directors, and (ii) will have the same effect as votes against all other matters presented to stockholders at the Annual Meeting. Broker non-votes on a matter will not be treated as present on such matter and, accordingly, (i) will have no effect on the outcome of the election of directors, the Auditors Proposal, or any other matter requiring the approval of the holders of a majority or any other percentage of shares present, in person or by proxy, and entitled to vote at the Annual Meeting, and (ii) will have the same effect as votes against the Name Change Proposal and against any other matter requiring the approval of the holders of a majority or any other percentage of all shares outstanding and entitled to vote at the Annual Meeting.

         If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting, unless subsequently properly revoked, the shares represented by that proxy card will be voted at the Annual Meeting in accordance with the instructions specified thereon. If a proxy card is properly signed and returned to the Company at or prior to the Annual Meeting without voting instructions, it will be voted (i) FOR the election as directors of the persons named herein as nominees, (ii) FOR the Name Change Proposal, and (iii) FOR the Auditors Proposal. If any other matters are properly presented at the Annual Meeting or any adjournments or postponements thereof, the persons appointed as proxies in the proxy card will have the discretionary authority to vote or act thereon in accordance with their best judgment. See "Other Matters".

         Any stockholder may revoke a proxy at any time before it is exercised, either by delivering to the Secretary of the Company a written notice of revocation or a properly signed proxy bearing a later date, or by attending the Annual Meeting and voting in person. Attendance at the Annual Meeting will not in and of itself constitute the revocation of a proxy.

         ALL SHARE AMOUNTS IN THIS PROXY STATEMENT HAVE BEEN ADJUSTED TO REFLECT THE ONE-FOR-FOUR REVERSE SPLIT OF THE COMMON STOCK EFFECTED ON JULY 6, 1998.

                    SECURITY OWNERSHIP OF CERTAIN BENEFICIAL
                              OWNERS AND MANAGEMENT

         The following table sets forth certain information regarding the beneficial ownership of the Company's Common Stock as of April 26, 1999 (except as otherwise noted in the footnotes) by (i) each person known to the Company to be the beneficial owner of more than 5% of the outstanding shares of Common Stock, (ii) each director of the Company, (iii) each of the Named Executive Officers (as defined in "Executive Compensation" below), and (iv) all directors and executive officers of the Company as a group.

                                                 SHARES BENEFICIALLY OWNED (1)
                                                 -----------------------------
NAME OF BENEFICIAL OWNER                        NUMBER     PERCENT OF CLASS (2)
------------------------                        ------     --------------------
American Meter Software Corporation (3)        730,216          19.4
    105 Erskine Lane
    Scott Depot, West Virginia 25560
Kenneth B. Funsten (4)                         463,012          13.0
    121 Outrigger Mall
    Marina del Ray, California 90292
Famco Value Income Partners, L.P. (5)          290,250           8.2
    121 Outrigger Mall
    Marina del Ray, California 90292
Albert F. Thomasson (6)                        130,028           3.7
W. Phillip Marcum (7)                          120,603           3.5
Robert Lloyd (8)                                57,794           1.7
Anthony D. Pell (9)                             35,262           1.0
Ronald W. McKee (10)                            25,691           0.7
A. Bradley Gabbard (11)                         22,936           0.7
Basil M. Briggs (12)                            17,325           0.5
Harry I. Skilton (13)                            9,982           0.3
All directors and executive officers
     as a group (8 persons)(14)                419,621          11.5

--------------------------------------

(1) For purposes of this table, the Number and Percent of Class of Shares Beneficially Owned is determined in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rule, beneficial ownership includes any shares as to which the beneficial owner has voting power or investment power and any shares that the beneficial owner has the right acquire within 60 days of April 26, 1999 through the exercise of any stock option, warrant or other right to acquire shares of Common Stock. In addition, such shares are deemed to be outstanding in calculating the Percent of Class of such beneficial owner, but are not deemed to be outstanding as to any other beneficial owner. Unless otherwise indicated in the footnotes, each beneficial owner has sole voting and investment power (or shares such powers with his spouse) with respect to the shares shown as beneficially owned, subject to community property laws where applicable.

(2) The Percent of Class is based upon [3,473,343] shares of Common Stock outstanding as of April 26, 1999.

(3) Information based upon Schedule 13D filed by American Meter Software Corporation (under its former name, Eagle Research Corporation) ("American Meter Software") with the Securities and Exchange Commission ("SEC") on April 2, 1998. American Meter Software is a wholly-owned subsidiary of American Meter Company ("American Meter"), and both corporations are ultimately controlled by Ruhrgas AG ("Ruhrgas"), a German corporation. Includes 180,766 shares that may be acquired by American Meter Software upon the conversion of a convertible, subordinated note and 109,890 shares that may be acquired by American Meter Software upon the exercise of currently exercisable warrants.

(4)      Information based upon Amendment No. 1 to Schedule 13D filed by Kenneth
         B. Funsten with the SEC on January 22, 1999, and Form 3 filed by Mr. Funsten with the SEC on January 11, 1999. According to the information contained therein, includes (a) 23,825 shares that may be acquired upon the exercise of currently exercisable warrants owned by Mr. Funsten;
         (b) 232,200 shares, and 58,050 shares that may be acquired upon the exercise of currently exercisable warrants, owned by Famco Value Income Partners, L.P. ("Famco VIP"); and (c) 36,250 shares, and 9,062 shares that may be acquired upon the exercise of currently exercisable warrants, owned by Famco Offshore, Ltd. ("Famco Offshore"). Funsten Asset Management Company and Mr. Funsten, who is the president and portfolio manager of Funsten Asset Management Company, are the general partners of Famco VIP and Famco Offshore. Mr. Funsten holds sole voting and investment power over the securities owned by Famco VIP and Famco Offshore. In this table, the shares beneficially owned by Mr. Funsten include the shares owned by Famco VIP (see note (5) below). Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Mr. Funsten has no investment or voting authority over the shares of such employee and Mr. Funsten expressly disclaims beneficial ownership of such shares.

(5) Information based upon Amendment No. 1 to Schedule 13D filed by Famco VIP with the SEC on January 22, 1999. According to the information contained therein, includes 58,050 shares that may be acquired by Famco VIP upon the exercise of currently exercisable warrants. Kenneth B. Funsten and Funsten Asset Management Company are the general partners of Famco VIP. In this table, the shares owned by Famco VIP are also included in the shares beneficially owned by Mr. Funsten (see note (4) above). Does not include 4,100 shares owned by an employee of Funsten Asset Management Company which cannot be sold or further added to without permission by Mr. Funsten by virtue of restrictions that are placed on securities transactions by employees of Funsten Asset Management Company, because Famco VIP has no investment or voting authority over the shares of such employee and Famco VIP expressly disclaims beneficial ownership of such shares.

(6) Includes 2,338 shares held of record by Mr. Thomasson's wife and 32,858 shares held in family trusts. Also includes 16,857 shares that may be acquired by Mr. Thomasson upon the exercise of currently exercisable stock options and 33,195 shares that may be acquired by Mr. Thomasson or his wife or their family trusts upon the exercise of currently exercisable warrants.

(7) Includes 7,750 shares owned by Mr. Marcum's wife. Also includes 22,120 shares that may be acquired by Mr. Marcum or his wife upon the exercise of currently exercisable warrants. Does not include 120,000 shares that may be acquired by Mr. Marcum upon the exercise of stock options that, due to the one year exercise blackout period imposed in connection with the 1998 stock option repricing, do not become exercisable until October 6, 1999.

(8) Includes 21,857 shares that may be acquired by Mr. Lloyd upon the exercise of currently exercisable stock options and 7,187 shares that may be acquired by Mr. Lloyd upon the exercise of currently exercisable warrants.

(9) Includes 2,600 shares held by Mr. Pell's wife. Also includes 15,000 shares that may be acquired by Mr. Pell upon the exercise of currently exercisable stock options and 4,052 shares that may be acquired by Mr. Pell or his wife upon the exercise of currently exercisable warrants.

(10) Includes 12,500 shares that may be acquired by Mr. McKee upon the exercise of currently exercisable stock options and 2,638 shares that may be acquired by Mr. McKee upon the exercise of currently exercisable warrants. Does not include 12,500 shares that may be acquired by Mr. McKee upon the exercise of stock options that, due to the one year exercise blackout period imposed in connection with the 1998 stock option repricing, do not become exercisable until October 6, 1999.

(11) Includes 1,750 shares owned by Mr. Gabbard's minor children. Also includes 4,587 shares that may be acquired by Mr. Gabbard or his minor children upon the exercise of currently exercisable warrants. Does not include 44,500 shares that may be acquired by Mr. Gabbard upon the exercise of stock options that, due to the one year exercise blackout period imposed in connection with the 1998 stock option repricing, do not become exercisable until October 6, 1999.

(12) Includes 375 shares owned by Mr. Briggs' wife. Also includes 16,857 shares that may be acquired by Mr. Briggs upon the exercise of currently exercisable stock options and 93 shares that may be acquired by Mr. Briggs' wife upon the exercise of currently exercisable warrants.

(13) Includes 6,857 shares that may be acquired by Mr. Skilton upon the exercise of currently exercisable stock options and 625 shares that may be acquired by Mr. Skilton upon the exercise of currently exercisable warrants. Although Mr. Skilton is the President, Chief Executive Officer and a director of American Meter and the Vice President and a director of American Meter Software, no shares owned of record by American Meter Software have been attributed to Mr. Skilton's beneficial ownership.

(14)     See notes (6) through (13).

                                 PROPOSAL NO. 1

                              ELECTION OF DIRECTORS

         The Board of Directors of the Company currently consists of eight members divided into three classes, with members of each class serving staggered three year terms. In May 1998, Harry I. Skilton, the President, Chief Executive Officer and a director of American Meter, was appointed to the Board of Directors in connection with the Company's acquisition of the assets of a subsidiary of American Meter.

         Three Class II directors are to be elected at the Annual Meeting, each to serve for a term of three years and until his respective successor is duly elected and qualified. The Board of Directors has nominated the persons listed below as "Nominees" to be re-elected as Class II directors. All of the nominees are currently serving as directors of the Company. All other members of the Board of Directors will continue in office until the expiration of their respective terms in 2000 or 2001, as indicated below, and until their respective successors are duly elected and qualified.

         Directors are elected by a plurality of the votes cast by the holders of shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting. If properly signed and returned to the Company at or prior to the Annual Meeting, the accompanying proxy card will be voted for the election of the nominees listed below, unless contrary instructions are specified. Although the Board of Directors has no reason to believe that any of the nominees listed below will decline or be unable to serve as a director, should that occur, the persons appointed as proxies in the accompanying proxy card intend to vote, unless the number of nominees or directors is reduced by the Board of Directors, for such other nominee or nominees as the Board of Directors may designate.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ELECTION AS DIRECTORS OF THE PERSONS LISTED BELOW AS "NOMINEES". PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

NOMINEES

         CLASS II - TERM EXPIRES IN 2002

         A. BRADLEY GABBARD, 44, a founder of the Company, has served as a director and executive officer of the Company since its incorporation in April 1991. Mr. Gabbard has served as the Executive Vice President of the Company since July 1993, and the Chief Financial Officer and Treasurer of the Company since August 1996 and from April 1991 until July 1993. He also served as the Vice President and the Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of each of the Company's direct wholly-owned subsidiaries. From October 1990 to February 1991, Mr. Gabbard was employed by Boettcher & Company, serving as Vice President in its research department. In 1987, Mr. Gabbard joined Great Horn, Inc., a privately held New York based investment corporation, as its Vice President in charge of western oil and gas investment activities. In 1988, Great Horn acquired a controlling interest in Premier Resources, Ltd. ("Premier"), Denver, Colorado, and appointed Mr. Gabbard as the Executive Vice President and Chief Operating Officer, where he served until the sale of Premier in 1990. From 1981 to 1987, Mr. Gabbard was employed by Search Drilling Company, Wichita, Kansas, a privately held oil and gas company, initially serving as its Vice President of Finance, and later as an Executive Vice President. From 1976 to 1981, Mr. Gabbard was employed in the Oklahoma City office of Ernst and Whinney (now Ernst and Young), principally serving clients in the oil and gas industry. Mr. Gabbard is a certified public accountant.

         RONALD W. MCKEE, 51, has served as a director of the Company since August 1997 and has served as the President and Chief Operating Officer of Metretek, Incorporated ("Metretek"), a wholly-owned subsidiary of the Company, since September 1995. Mr. McKee had previously served as the Vice President of Marketing of Metretek since he joined Metretek in 1989. From 1970 to 1989, Mr. McKee held various sales and marketing management positions with Rockwell International, Pittsburgh, Pennsylvania and became the general sales and marketing manager for Rockwell International's plug valve business unit in 1987.

         ALBERT F. THOMASSON, 57, has served as a director of the Company since March 1994. Mr. Thomasson was a director of Metretek from 1981 until it was acquired by the Company in March 1994. For the past five years, Mr. Thomasson has been President of AFT Corporation, which provides management consulting services to selected businesses in the Birmingham, Alabama area; President of AFTCO Properties, Inc. and Brookhaven Properties, III, Inc., which are engaged in residential real estate development in the Birmingham area; President of Thomasson, Coal & Coke, Inc., which is a manufacturer of alloy block for foundries until it merged into AFT Corporation in 1996; Managing General Partner of Opto Oil and Gas Company, which owns working interests in oil and gas fields; and Chairman of the Board of Daily Access Concepts, Inc., Mobile, Alabama, which provides fully automated recordkeeping and trading services for qualified retirement plans.

CONTINUING DIRECTORS

         CLASS I - TERM EXPIRES IN 2001

         W. PHILLIP MARCUM, 55, a founder of the Company, has served as the President, Chief Executive Officer, Chairman of the Board and a director of the Company since its incorporation in April 1991. He also serves as the Chairman and Chief Executive Officer of each of the Company's direct wholly-owned subsidiaries. Mr. Marcum currently serves on the board of directors of one public corporation, Key Energy Services, Inc., East Brunswick, New Jersey, an oil field service provider, and one privately-held corporation, Test America, Inc., Asheville, North Carolina, a water analysis company.

         BASIL M. BRIGGS, 63, has served as a director of the Company since June 1991. He has been a practicing attorney in Detroit, Michigan since 1961, practicing law with Cox, Hodgman & Giarmarco, P.C., Troy, Michigan since January 1997. Mr. Briggs was of counsel with Miro, Weiner & Kramer, P.C., Bloomfield Hills, Michigan, from 1987 through 1996. He was the President of Briggs & Williams, P.C., Attorney at Law, from 1977 through 1986. Mr. Briggs was the Secretary of Patrick Petroleum Company ("Patrick Petroleum") from 1984, and a director of Patrick Petroleum from 1970, until Patrick Petroleum was acquired by Goodrich Petroleum Company ("Goodrich Petroleum"), an oil and gas company, in April 1995. Since August 1995, Mr. Briggs has been a director of Goodrich Petroleum.

         ROBERT LLOYD, 60, has served as a director of the Company since July 1993. He currently manages his personal investments. From 1988 to 1989 he was an Executive Director of Interallianz London Limited, the wholly-owned corporate finance subsidiary of Interallianz Bank Zurich A.G. Mr. Lloyd formerly held several positions with Drexel Burnham Lambert Inc. and affiliates, including Managing Director and Senior Corporate Finance Officer in Europe.

         CLASS III - TERM EXPIRES IN 2000

         ANTHONY D. PELL, 60, has served as a director of the Company since June 1994. Mr. Pell is a director of Rochdale Investment Management, Inc., New York, New York. He was the President and a co-owner of Pell, Rudman & Co., Boston, Massachusetts, an investment advisory firm, from 1981 until 1993, when it was acquired by United Asset Management Company, since which time he has served as a consultant. Mr. Pell was a director of Metretek from 1985 until Metretek was acquired by the Company in March 1994. Mr. Pell was associated with the law firm of Coudert Brothers from 1966 to 1968 and with the law firm of Cadwalder, Wickersham and Taft from 1968 to 1972, specializing in estate and tax planning. In 1972, Mr. Pell joined Boston Company Financial Strategies, Inc. as a Vice President and was appointed a Senior Vice President in 1975.

         HARRY I. SKILTON, 60, has served as a director of the Company since May 1998. Mr. Skilton has been the President, Chief Executive Officer and a director of American Meter Company, Horsham, Pennsylvania, a worldwide supplier of meters and electronic instruments to the natural gas industry, since 1994. American Meter is ultimately controlled by Ruhrgas, a German corporation. Mr. Skilton is also a director of Elster AG and Chairman of International Gas Measurement Ltd.
(UK), which are affiliates of Ruhrgas. From 1992 through 1994, Mr. Skilton was a principal of D/R Consultants, which engaged in general industry marketing and consulting. From 1990 through 1992, Mr. Skilton was the President, Chief Operating Officer and a director of Lukens Inc., Coatsville, Pennsylvania, a diversified company engaged in a manufacture of carbon, steel and related products. From 1986 through 1990, Mr. Skilton was the Executive Vice President and Group President of the Air Distribution Group of Phillips Industries, Inc., Dayton, Ohio, which produces building components, air distribution, transportation materials handling systems. From 1965 through 1984, Mr. Skilton served in various executive capacities with Illinois Tool Works, Inc., General Instrument Corporation and Celanese Corporation.

MEETINGS AND COMMITTEES OF THE BOARD OF DIRECTORS

         The Board of Directors held six meetings during 1998. During 1998, no director attended fewer than 75% of the aggregate of the total number of meetings of the Board of Directors (held during the period that he served as a director) and the total number of meetings of committees of the Board of Directors on which he served (during the period that he served).

         The Board of Directors has a standing Audit Committee and Compensation Committee, but no standing nominating committee. The functions customarily attributable to a nominating committee are performed by the Board of Directors.

         The Audit Committee currently consists of Messrs. Gabbard, Lloyd, Pell and Thomasson. The Audit Committee formally met one time during 1998, and also met informally several other times. The function of the Audit Committee is to recommend the appointment of the independent auditors, to review the nature and scope of the services of the independent auditors, to confer with the independent auditors and to review the results of their audit and the Company's internal accounting controls, and to provide assistance to the Board of Directors with respect to the corporate and reporting practices of the Company.

         The Compensation Committee currently consists of Messrs. Marcum, Briggs and Skilton. The Compensation Committee formally met three times during 1998, and also met informally several other times. The function of the Compensation Committee is to make recommendations to the Board of Directors regarding compensation to be paid to the Company's executive officers.


                      EXECUTIVE OFFICERS AND KEY EMPLOYEES

         The executive officers and certain other key employees of the Company and its subsidiaries are as follows:

         W. PHILLIP MARCUM, 55, a founder of the Company, has served as the President, Chief Executive Officer, Chairman of the Board and a director of the Company since April 1991. He also serves as the Chairman and Chief Executive Officer of each of the Company's direct wholly-owned subsidiaries.

         A. BRADLEY GABBARD, 44, a founder of the Company, has served as an executive officer and director of the Company since April 1991. He has served as the Executive Vice President of the Company since July 1993 and the Chief Financial Officer and Treasurer of the Company from April 1991 until July 1993 and since 1996. He also served as the Vice President and Secretary of the Company from April 1991 through July 1993. Mr. Gabbard also serves as the Chief Financial Officer of the Company's direct wholly-owned subsidiaries.

         RONALD W. MCKEE, 51, has served as the President and Chief Operating Officer of Metretek since September 1995 and a director of the Company since August 1997. Mr. McKee had previously served as the Vice President of Marketing of Metretek since joining Metretek in 1989. From 1970 to 1989, Mr. McKee held various sales and marketing management positions with Rockwell International, Pittsburgh, Pennsylvania and became the general sales and marketing manager for Rockwell International's plug valve business unit in 1987.

         WOOD A. BREAZEALE, JR., 69, has served as the President, Chief Operating Officer and a director of Southern Flow Companies, Inc., a wholly-owned subsidiary of the Company, since May 1993. Mr. Breazeale was formerly the President and Chief Operating Officer of the Southern Flow Companies, a division of Homco International, Inc., and a Vice President of Homco International, Inc. from 1979 until the Company purchased the assets of the Southern Flow Companies division in April 1993. Mr. Breazeale founded Southern Flow Companies in 1953.

         GARY J. ZUIDERVEEN, 40, has served as the Controller of the Company since May 1994 and the Secretary and Principal Accounting Officer of the Company since August 1996. From June 1992 until May 1994, Mr. Zuiderveen was the General Accounting Manager at the University Corporation for Atmospheric Research in Boulder, Colorado. From 1983 until June 1992, Mr. Zuiderveen was employed in the Denver, Colorado office of Deloitte & Touche LLP, providing accounting and auditing services to clients primarily in the manufacturing and financial services industries and serving in the firm's national office accounting research department.

                            EXECUTIVE COMPENSATION

SUMMARY COMPENSATION

         The following table sets forth certain information concerning the total compensation that the Company paid or accrued for services rendered to the Company in all capacities during the last three fiscal years by its Chief Executive Officer and its two other executive officers (the "Named Executive Officers") whose total salary and bonus exceeded $100,000 in the fiscal year ended December 31, 1998 ("fiscal 1998"):

                           SUMMARY COMPENSATION TABLE

                                                                                        LONG TERM
                                                                                       COMPENSATION
                                                                                       ------------
                                                                                          AWARDS
                                                                                          ------
                                                          ANNUAL COMPENSATION(1)        SECURITIES
                                                          ----------------------        UNDERLYING           ALL OTHER
NAME AND PRINCIPAL POSITION                    YEAR       SALARY($)      BONUS($)      OPTIONS(#)(2)     COMPENSATION($)(3)
---------------------------                    ----       ---------      --------      -------------     ------------------
W. Phillip Marcum .............                1998       $200,000      $    0            120,000 (4)        $  6,436
       President and Chief                     1997        175,250        31,395           50,000               6,127
       Executive Officer                       1996        162,000        21,900           76,200 (5)          12,678

A. Bradley Gabbard ............                1998        145,000           0             44,500 (4)           6,249
       Executive Vice                          1997        127,292        24,225           25,000               5,877
       President and Chief                     1996        121,000        13,200           23,250 (5)           8,821
       Financial Officer

Ronald W. McKee (6) ...........                1998        130,000           0             25,000 (4)           4,102
       President of Metretek                   1997        100,000        19,380           12,250               3,829

---------------------

(1) Excludes perquisites and other personal benefits, if any, which were less than the lesser of $50,000 or 10% of the total annual salary and bonus reported for each Named Executive Officer.

(2) The number of securities underlying options has been adjusted to reflect the one-to-four reverse split of the Common Stock effected on July 6, 1998.

(3) Includes amounts paid or accrued by the Company on behalf of the Named Executive Officers in 1998 for (i) matching contributions under the Company's 401(k) plan of $5,000 for Mr. Marcum, $5,000 for Mr. Gabbard, and $3,360 for Mr. McKee; (ii) premiums for group term life insurance of $972 for Mr. Marcum, $785 for Mr. Gabbard, and $422 for Mr. McKee; and (iii) premiums for long-term disability insurance of $464 for Mr. Marcum, $464 for Mr. Gabbard, and $320 for Mr. McKee.

(4) Includes options originally granted prior to 1998 (120,000 to Mr. Marcum, 44,500 to Mr. Gabbard and 12,500 to Mr. McKee) that were cancelled and regranted pursuant to a stock option repricing in 1998.

(5) Includes options originally granted prior to 1996 (70,000 to Mr. Marcum and 19,500 to Mr. Gabbard) that were cancelled and regranted pursuant to a stock option repricing in 1996.

(6)      Mr. McKee became an executive officer of the Company in 1997.

EMPLOYMENT AGREEMENTS, CHANGE IN CONTROL ARRANGEMENTS AND OTHER COMPENSATION ARRANGEMENTS

         The Company has entered into employment agreements with W. Phillip Marcum, the President, Chief Executive Officer and Chairman of the Board of the Company, and A. Bradley Gabbard, the Executive Vice President and Chief Financial Officer of the Company. These employment agreements were amended on December 3, 1998 to provide for an extension of the employment term until December 3, 2001 for Mr. Marcum and until June 3, 2000 for Mr. Gabbard, with automatic additional one-year renewal periods when the term expires, unless either party gives six months prior written notice of termination. The base salaries under these employment agreements, which are subject to annual upward adjustments at the discretion of the Board of Directors, are currently set at $210,000 for Mr. Marcum and $152,250 for Mr. Gabbard. In addition to the base annual compensation, the employment agreements provide, among other things, for standard benefits commensurate with the management levels involved. The employment agreements also provide for the Company to establish an incentive compensation fund, to be administered by the Compensation Committee of the Board of Directors, to provide for incentive compensation to be paid to each officer or employee (including Messrs. Marcum and Gabbard) deemed by the Compensation Committee to have made a substantial contribution to the Company in the event of a change of control of the Company or of the sale of substantially all of the assets of the Company or similar transactions. The total amount of incentive compensation from the fund available for distribution will be determined by a formula based on the amount by which the fair market value per share of the Common Stock exceeds $10.08, multiplied by a factor ranging from 10-20% depending upon the ratio of the fair market value to $10.08. In the case of the sale of a significant subsidiary of the Company or substantially all of the assets of a significant subsidiary, a similar pro rata distribution is required. As amended, the employment agreements with Messrs. Marcum and Gabbard provide that if the employment period expires without being renewed, then the executive is entitled to receive a lump-sum severance payment equal to 12 months, for Mr. Marcum, and six months, for Mr. Gabbard, of his then base salary, and continued participation in all insurance plans of the Company for such additional period. The employment agreements also contain certain restrictions on each employee's ability to compete, use of confidential information and use of inventions and other intellectual property.

         As amended, the employment agreements with Messrs. Marcum and Gabbard also include "change in control" provisions designed to provide for continuity of management in the event of a change in control of the Company. The agreements provide that if within three years after a change in control of the Company, the executive is terminated by the Company for any reason other than for "cause", or if the executive terminates his employment for "good reason" (as such terms are defined in the employment agreements), then the executive is entitled to receive a lump-sum severance payment equal to two times, for Mr. Marcum, and one times, for Mr. Gabbard, the amount of his then base salary, together with certain other payments and benefits, including continued participation in all insurance plans of the Company for a period of two years for Mr. Marcum and one year for Mr. Gabbard. Under these employment agreements, a "change in control" will be deemed to have occurred only if: (i) any person or group becomes the beneficial owner of 50% or more of the Company's Common Stock; (ii) a majority of the Company's present directors are replaced, unless the election of any new director is approved by a two-thirds vote of the current (or properly approved successor) directors; (iii) the Company approves a merger, consolidation, reorganization or combination, other than one in which the voting securities of the Company outstanding immediately prior thereto continue to represent more than 50% of the total voting power of the Company or of the surviving corporation following such a transaction and the directors of the Company continue to represent a majority of the directors of the Company or of the surviving corporation following such transaction; or (iv) the Company approves a sale of all or substantially all of its assets.

         During 1998, under the Company's 1998 Employee Stock Purchase Plan, all full-time employees of the Company, including Messrs. Marcum, Gabbard and McKee, were entitled to purchase shares of the Company's Common Stock at fifty percent (50%) of the market value of the Common Stock, based upon the closing sale price of the Common Stock as reported on the Nasdaq National Market on the purchase dates. A total of 47,244 shares of Common Stock were purchased by 48 employees, including 10,966 shares purchased by Mr. Marcum, 5,918 shares purchased by Mr. Gabbard, and 5,687 shares purchased by Mr. McKee. The 1998 Employee Purchase Plan was discontinued in July 1998.

STOCK OPTION GRANTS

         On October 6, 1998, the Company repriced all stock options held by its officers, employees and directors. The exercise price of all such options was reduced to $2.00, the last sale price of the Common Stock as reported on the Nasdaq National Market on the date of repricing. The remaining terms of the options reissued to effect the repricing were generally identical to the terms of the options cancelled, except that (i) a one year exercise blackout period was imposed with respect to options held by officers and employees, as a result of which repriced options held by officers and employees will not be exercisable prior to October 6, 1999, whether or not the cancelled options were previously vested and exercisable, and thereafter the options will be subject to the original vesting conditions, and (ii) all repriced options held by Mr. Marcum and Mr. Gabbard will be deemed vested as of October 6, 1999, irrespective of prior vesting conditions. Options held by the Board of Directors of the Company and the Named Executive Officers were included in the repricing.

         The following table sets forth certain information with respect to stock options granted during fiscal 1998 to the Named Executive Officers. The Company did not grant any stock appreciation rights, alone or in tandem with stock options, in fiscal 1998.

                        OPTION GRANTS IN LAST FISCAL YEAR

                                           INDIVIDUAL GRANTS (1)
                             --------------------------------------------------------------------------------
                                                      % OF TOTAL
                                                        OPTIONS
                              NUMBER OF SECURITIES     GRANTED TO
                                  UNDERLYING           EMPLOYEES IN          EXERCISE          EXPIRATION
NAME                         OPTIONS GRANTED (#)(2)   FISCAL YEAR (3)       PRICE ($)(4)        DATE (5)
----                         ----------------------   ---------------       ------------        --------
W. Phillip Marcum .......          40,000 (6)              12.3%              $2.00            August 6, 2002
                                   15,000 (6)               4.6%               2.00             March 5, 2003
                                   15,000 (6)               4.6%               2.00              May 19, 2003
                                   50,000 (6)              15.4%               2.00             July 14, 2007

A. Bradley Gabbard ......           7,500 (6)               2.3%               2.00            August 6, 2002
                                    6,000 (6)               1.8%               2.00             March 5, 2003
                                    6,000 (6)               1.8%               2.00              May 19, 2003
                                   25,000 (6)               7.7%               2.00             July 14, 2007

Ronald W. McKee .........          12,500 (6)               3.8%               2.00            March 20, 2007
                                   12,500                   3.8%               2.44          December 4, 2008

---------------------

(1) All information in this table has been adjusted to reflect the one-for-four reverse split of the Common Stock effected on July 6, 1998.

(2) The options in this table are incentive stock options or nonqualified stock options granted under the Company's 1991 Stock Option Plan and the Company's 1998 Stock Incentive Plan. All options have ten year terms from the date of initial grant and vest and become fully exercisable on October 6, 1999, one year after the date of repricing, except that the options granted to Mr. McKee after the repricing were fully vested and exercisable upon grant.

(3) Based upon 325,058 options granted by the Company during 1998 to employees, including 277,558 options that were cancelled and regranted in connection with a repricing by the Company during 1998.

(4) The exercise price of the option is the fair market value of the Common Stock on the date of grant or the date of repricing, as appropriate, based upon the last sale price of the Common Stock on such date as reported on the Nasdaq National Market.

(5) These options may terminate before their terms expire due to the termination of the optionee's employment or the optionee's disability or death.

(6) These options were originally granted prior to 1998, at an exercise price equal to the fair market value of the Common Stock on the date of grant, and were cancelled and reissued in 1998, in connection with a stock option repricing, at the fair market value of the Common Stock on October 6, 1998, the date of the repricing.

STOCK OPTION EXERCISES AND VALUES

         The following table sets forth information with respect to stock options held by the Named Executive Officers on December 31, 1998. The Named Executive Officers did not exercise any stock options during 1998.

                 AGGREGATED OPTION EXERCISES IN LAST FISCAL YEAR
                        AND FISCAL YEAR-END OPTION VALUES

                               NUMBER OF SECURITIES                 VALUE OF UNEXERCISED
                           UNDERLYING UNEXERCISED OPTIONS         IN-THE-MONEY OPTIONS AT
                               AT FISCAL YEAR-END (#)              FISCAL YEAR-END ($)(1)
                          --------------------------------    -------------------------------
NAME                      EXERCISABLE     UNEXERCISABLE(2)    EXERCISABLE       UNEXERCISABLE
----                      -----------     ----------------    -----------       -------------
W. Phillip Marcum               0              120,000            $0               $15,000

A. Bradley Gabbard              0               44,500             0                 5,563

Ronald W. McKee              12,500             12,500             0(3)              1,563

-------------------

(1) For purposes of this table, the value of unexercised in-the-money options is calculated based upon the difference between $2.125, the closing sale price of the Common Stock on such date as reported on the Nasdaq National Market, and the option exercise price.

(2) The unexercisable options included in this table are options that were granted prior to 1998 and then cancelled and regranted in the 1998 stock option repricing. Pursuant to a one year exercise blackout period imposed under the terms of that repricing, the unexercisable options do not become exercisable until October 6, 1999, on which date they become fully vested.

(3) The exercise price of these options exceeded $2.125, the closing sale price of the Common Stock on December 31, 1998 as reported on the Nasdaq National Market.

COMPENSATION COMMITTEE REPORT ON STOCK OPTION REPRICING

         During September and October 1998, members of the Compensation Committee, along with A. Bradley Gabbard, the Company's Chief Financial Officer, held discussions with respect to the option exercise prices for the stock options granted by the Company, including options granted under the Company's 1991 Stock Option Plan, the Company's Directors' Stock Option Plan and the Company's 1998 Stock Incentive Plan. As a result of those discussions, the Committee recommended that the Company reprice all outstanding stock options to the current market price of the Company's Common Stock. The stock option repricing was authorized and approved by the Board of Directors on October 6, 1998. The exercise price on all outstanding stock options was reduced to $2.00 per share, the closing sale price of the Common Stock as reported on the Nasdaq National Market on such date.

         In making its recommendation, the Committee considered the Company's compensation policy and stock option programs. The Committee believed that as a result of the decline in the Company's stock price, outstanding options with high exercise prices in excess of the current stock price were not providing meaningful compensation or incentives for the Company's officers, employees and directors. The Committee also believed that the future growth and success of the Company was dependent upon its ability to successfully attract, retain and motivate its officers, employees and directors, which serves the best interests of the Company and its stockholders. The Committee noted the importance of the Company's stock option programs in accomplishing these goals, especially for small and technology-based companies like the Company which utilize stock options as a significant portion of their compensation and incentives. The Committee believes that the use of stock options also aligns the interests of the optionees with the interests of the stockholders, which is in the best interests of the stockholders.

         The Committee noted that in 1994, all outstanding options (other than those issued pursuant to the Directors' Stock Option Plan) exercisable at a price in excess of $16.52 per share were repriced to $16.52 per share. The Committee also noted that in 1996 all existing stock options held by directors, officers, and employees and consultants were repriced to $6.36 per share, and such repricing was ratified by the stockholders of the Company. The Committee noted that since those repricings, the Company's stock price had continued to substantially decline. The Committee noted that the decline of the price of the Company's Common Stock over the past few years has caused virtually all of the Company's outstanding options granted to its officers, employee and directors to be "underwater," with exercise prices substantially higher than the Company's recent stock price. It was noted that most options were exercisable at prices two to four times as high as the recent trading price of the Common Stock. Accordingly, it was the opinion of the Committee that existing stock options were not providing meaningful, if any, incentives to the holders of the options, that the purposes of the Company's stock option program were not being achieved, that the current stock options were not providing appropriate compensation, and that reducing the exercise price of the stock options to the current market price of the Common Stock was essential to further the purposes of the stock option program and was in the best interests of the Company and its stockholders.

         It was noted that the receipt of options under the Company's stock option plans is the primary means (other than $1,000 per meeting and expense reimbursements) by which non-employee directors are compensated for their services as members of the Board of Directors. The Committee also noted that repricing stock options provided an additional or alternative method of supplementing the compensation of, and attracting, retaining and motivating, the Company's employees, compared to more substantial increases in their cash compensation, which would reduce the Company's limited capital resources, and the issuance of new options, which would dilute existing equity. The Committee also took note of the fact that many public companies had recently repriced outstanding options for similar reasons.

         The Committee also considered the legal and accounting issues and considerations relating to the repricing of stock options. The Committee consulted with counsel and analyzed the requirements for disclosure of the repricing of stock options in the Company's filings with the Securities and Exchange Commission and the Board's fiduciary duties. The Committee received the advice of the Company's independent auditors on the accounting and tax issues attendant to a repricing. The Committee also consulted informally with its financial advisors and, based on such consultation and advice, concluded that the repricing of stock options would not have a long-term detrimental effect on the market for the Common Stock.

         Based on the foregoing, the Committee concluded that a reduction in the exercise price of outstanding options held by officers, employees and directors was appropriate to provide meaningful incentives to option holders to operate the Company with the goal of maximizing stockholder value and would provide appropriate compensation for services. Accordingly, the Committee unanimously concluded that all outstanding stock options held by the officers, employees and directors of the Company should be repriced, with the option exercise price being $2.00, the last sale price of the Company's Common Stock as reported on the Nasdaq National Market on October 6, 1998, the date the Board of Directors adopted and approved the repricing. All other terms of the options, including vesting and termination, remain unchanged, except (i) all repriced options held by W. Phillip Marcum and A. Bradley Gabbard will be deemed vested as of October 6, 1999, irrespective of vesting conditions of the prior options, and (ii) no repriced employee options will be exercisable prior to October 6, 1999, one year after the date of repricing, even if the prior options vested before such date.

                                                       COMPENSATION COMMITTEE OF
                                                       THE BOARD OF DIRECTORS

                                                       W. Phillip Marcum
                                                       Basil M. Briggs
                                                       Harry I. Skilton

DIRECTOR COMPENSATION

         Directors who are officers or employees of the Company or any of its subsidiaries do not receive any additional compensation for serving on the Board of Directors. All directors are reimbursed for out-of-pocket costs of attending meetings of the Board of Directors and its committees. Directors who are not officers or employees of the Company or any of its subsidiaries ("Non-Employee Directors") currently receive a fee of $1,000 for attendance at each meeting of the Board of Directors. Non-Employee Directors also receive stock options granted by the Company. Until June 1998, such options were granted under the Company's Directors' Stock Option Plan (the "Directors' Plan"). Since June 1998, all such options are granted under the Company's 1998 Stock Incentive Plan (the "1998 Plan"). Under the formula for these stock option grants, which is the same in both the Directors' Plan and the 1998 Plan, each person who is first elected or appointed to serve as a Non-Employee Director is automatically granted an option to purchase 5,000 shares of Common Stock. On the date of the Annual Meeting of Stockholders each year, each Non-Employee Director (who has been such for at least six months) is automatically granted an option to purchase 2,500 shares of Common Stock. All options vest and become exercisable immediately upon grant. Additional non-formula options can be granted to Non-Employee Directors under the 1998 Plan in the discretion of the Board of Directors.

         Each Non-Employee Director has the right to irrevocably elect on an annual basis in advance to receive additional stock options under the 1998 Plan ("Meeting Options") in lieu of cash fees for attending meetings of the Board of Directors. The Meeting Options are granted on the date of each Annual Meeting of Stockholders and vest in 25% increments on the date of each of the subsequent four regular quarterly meetings of the Board of Directors attended by such Non-Employee Director. The number of shares of Common Stock exercisable upon the exercise of Meeting Options are such that the value of the stock options granted is equal to the amount of fees waived.

         All options granted to Non-Employee Directors are nonqualified stock options exercisable at a price equal to the fair market value of the Common Stock on the date of grant and have ten year terms, subject to earlier termination in the event of the termination of the optionee's status as a director or the optionee's death. Options typically remain exercisable for one year after a Non-Employee Director dies and for that number of years after a Non-Employee Director leaves the Board of Directors (for any reason other than death or removal for cause) equal to the number of full or partial years that the Non-Employee Director served as a director, but not beyond the ten year term of the option. On October 6, 1998, the exercise price of all options then outstanding to Non-Employee Directors under the Directors' Plan and under the 1998 Plan were reduced to $2.00 per share, the closing sale price of the Common Stock as reported on the Nasdaq National Market on such date. As of December 31, 1998, options to purchase 110,000 shares of Common Stock were outstanding to Non-Employee Directors under the Directors' Plan and options to purchase 17,428 shares of Common Stock were outstanding to Non-Employee Directors under the 1998 Plan, all at an exercise price of $2.00 per share.

                 CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

         On March 7, 1997, options to purchase 12,500 shares of Common Stock were granted to Stephen E. McGregor, a former director of the Company, and options to purchase 2,500 shares of Common Stock were granted to Mr. Lloyd, a director of the Company, under the Directors' Plan at an exercise price that has been reduced to $2.00 per share pursuant to the 1998 stock option repricing, for personal services rendered by such non-employee directors in connection with a Metretek strategic alliance.

         In December 1997, Marcum Gas Transmission, Inc., a wholly-owned subsidiary of the Company, sold one-third of its preferred and performance share interests and one-third of its interest in future management and administrative fees in two business trusts to Odessa Exploration Incorporated ("Odessa"), a subsidiary of Key Energy Services, Inc. Odessa paid MGT $700,000 for its interest, a mutually agreed reduction from an initial purchase price amount of $1,000,000. W. Phillip Marcum, the Chairman of the Board, President and Chief Executive Officer and a director of the Company, is also a director of Key Energy Services, Inc.

         On May 4, 1998, in connection with the Company's acquisition, through Metretek, of certain assets of a wholly-owned subsidiary of American Meter, Metretek entered into a license agreement with American Meter and American Meter Software, providing for the license by American Meter and American Meter Software to Metretek of certain operating software, and the development, manufacture and sale by Metretek to American Meter and American Meter Software of certain electronic components and related equipment pertaining to electronic temperature and pressure correction to be embedded within certain new rotary and turbine meters of American Meter. The license agreement also grants to American Meter and its affiliates the right to sell Metretek products in the United States and Canada at certain agreed-upon prices. Subsequent to the acquisition, Metretek and American Meter entered into an international sales agreement, pursuant to which American Meter and its affiliates have the non-exclusive right to sell Metretek products internationally. Harry I. Skilton, the President, Chief Executive Officer and a director of American Meter, became a member of the Board of Directors of the Company in connection with this acquisition. During fiscal 1998, the Company recorded revenues from American Meter of approximately $522,000 with respect to sales under the license agreement and the international sales agreement. The terms of the license agreement and the international sales agreement were the result of arms-length negotiations between the parties.

         Each material transaction between the Company and any related party is approved by a majority of the members of the Board of Directors of the Company who are disinterested in the transaction.

                                 PROPOSAL NO. 2

                    AMENDMENT TO THE RESTATED CERTIFICATE TO
                         CHANGE THE NAME OF THE COMPANY

         In March 1999, the Board of Directors unanimously adopted a resolution authorizing, and unanimously recommended that the stockholders of the Company approve, an amendment to the Company's Restated Certificate to change the name of the Company to "Metretek Technologies, Inc."

         If the Name Change Proposal is approved by the stockholders, Article FIRST of the Company's Restated Certificate will be amended to read in its entirety as follows:

                  "FIRST: The name of the corporation is Metretek Technologies,
                          Inc."

REASONS FOR NAME CHANGE

         The Board of Directors believes that it is in the best interests of the Company and its stockholders to change its corporate name to more accurately reflect the Company's current business, which is providing data management technologies and services in the energy measurement field, and to align its corporate name with the Company's most publicly recognized subsidiary, Metretek. Important and positive changes have occurred at the Company over the past several years. The Company discontinued its compressed natural gas business in 1997 and its natural gas assets management business in 1998. While the Company's current name served it well in the past, it does not reflect the Company's present business or future goals. The Board of Directors believes that its current name causes the Company to be inaccurately perceived as to the type of business in which it is engaged. After careful consideration, the Board of Directors believes that Metretek Technologies, Inc. better reflects the business, strategy and focus of the Company and will provide a more accurate perception of the same to the public.

EFFECT OF NAME CHANGE

         If approved by the stockholders at the Annual Meeting, the change of the Company's name will become effective upon the filing of a Certificate of Amendment to the Restated Certificate with the Secretary of State of the State of Delaware.

         The change of the Company's name will not affect in any way the validity or transferability of the Company's outstanding securities, or the certificates therefor, or the Company's capitalization or corporate structure. STOCKHOLDERS WILL NOT BE REQUIRED TO SURRENDER OR EXCHANGE THEIR CERTIFICATES REPRESENTING COMMON STOCK OR COMMON STOCK PURCHASE WARRANTS FOR NEW CERTIFICATES BEARING THE NEW CORPORATE NAME.

         In addition, if the stockholders approve the name change, the Company intends to change the symbol for the Company's Common Stock on the Nasdaq National Market from "MGAS" to "MTEK", and to change the symbol for the Company's Common Stock Purchase Warrants on the Nasdaq SmallCap Market from "MGASW" to "MTEKW", effective as soon as practicable following the effectiveness of the filing of the Certificate of Amendment with the Secretary of State of the State of Delaware.

         Although the Board of Directors intends to file the Certificate of Amendment as soon as practicable following the date of the Annual Meeting, if, in the judgment of the Board of Directors, any circumstances exist that would make consummation of the name change inadvisable, then, in accordance with Delaware law and notwithstanding approval of proposed amendment by the stockholders, the Board of Directors may abandon the Name Change Proposal, either before or after approval and authorization of the proposed amendment by the stockholders, at any time prior to the effectiveness of the filing of the Certificate of Amendment.

NO APPRAISAL RIGHTS

         Under Delaware law, stockholders are not entitled to appraisal rights with respect to the Name Change Proposal.

VOTE REQUIRED

         The affirmative vote of the holders of a majority of the shares of Common Stock outstanding and entitled to vote at the Annual Meeting is required to adopt and approve the amendment to the Company's Restated Certificate to change the name of the Company to Metretek Technologies, Inc.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE ADOPTION AND APPROVAL OF THE AMENDMENT TO THE COMPANY'S RESTATED CERTIFICATE TO CHANGE THE NAME OF THE COMPANY TO METRETEK TECHNOLOGIES, INC. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                                 PROPOSAL NO. 3

               RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

         The Board of Directors of the Company has unanimously appointed Deloitte & Touche LLP to serve as the Company's independent auditors for the fiscal year ending December 31, 1999. Deloitte & Touche LLP has served as the Company's independent auditors since 1991, the Company's first fiscal year. Services provided to the Company by Deloitte & Touche LLP during fiscal 1998 included the audit of the Company's consolidated financial statements, services related to filings of reports with the Securities and Exchange Commission, preparation of tax returns and consultation in connection with various accounting and tax matters. A representative of Deloitte & Touche LLP is expected to be present at the Annual Meeting, will have the opportunity to make a statement if he desires to do so, and is expected to be available to respond to appropriate questions.

         The affirmative vote of the holders of a majority of the shares of Common Stock present, in person or by proxy, and entitled to vote at the Annual Meeting is required to ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

         If the stockholders fail to ratify the appointment of Deloitte & Touche LLP, then the Board of Directors will reconsider its appointment. Even if the appointment is ratified, the Board of Directors may, in its discretion, appoint different independent auditors for 1999 at any time during the year if the Board of Directors determines that such a change would be in the best interests of the Company and its stockholders.

         THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT STOCKHOLDERS VOTE FOR THE RATIFICATION OF THE APPOINTMENT OF DELOITTE & TOUCHE LLP AS THE COMPANY'S INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 1999. PROXY CARDS SIGNED AND TIMELY RETURNED TO THE COMPANY WILL BE SO VOTED, UNLESS CONTRARY INSTRUCTIONS ARE SPECIFIED THEREON.

                                  ANNUAL REPORT

         THE COMPANY'S 1998 ANNUAL REPORT, WHICH CONTAINS THE COMPANY'S ANNUAL REPORT ON FORM 10-KSB WITH RESPECT TO FISCAL 1998 AND INCLUDES THE COMPANY'S AUDITED FINANCIAL STATEMENTS FOR FISCAL 1998, ACCOMPANIES THIS PROXY STATEMENT BUT IS NOT A PART OF THIS PROXY STATEMENT OR THE COMPANY'S PROXY SOLICITATION MATERIALS. THE COMPANY WILL PROVIDE, WITHOUT CHARGE, ADDITIONAL COPIES (WITHOUT EXHIBITS) OF ITS ANNUAL REPORT ON FORM 10-KSB FOR FISCAL 1998 TO ANY STOCKHOLDER UPON RECEIPT OF A WRITTEN REQUEST, ADDRESSED TO MARCUM NATURAL GAS SERVICES, INC., 1675 BROADWAY, SUITE 2150, DENVER, COLORADO 80202, ATTENTION: SECRETARY.

             SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

         Section 16(a) of the Exchange Act ("Section 16(a)") requires the Company's directors and executive officers, and beneficial owners of more than 10% of the outstanding Common Stock, to file initial reports of ownership on Form 3 and reports of changes in ownership on Form 4 or Form 5 with the SEC, and to furnish the Company with copies of all such reports that they file. Based solely upon its review of the copies of such forms received by the Company, the Company believes that, during 1998, all reports required by Section 16(a) to be filed by such persons were timely filed, except for the late filing of Mr. Skilton's initial report of ownership on Form 3.

                              STOCKHOLDER PROPOSALS

         Stockholders of the Company may submit proper proposals for inclusion in the Company's proxy statement and for consideration at the 2000 Annual Meeting of Stockholders by submitting their proposals in writing to the Company in a timely manner and otherwise in compliance with federal and state laws and regulations and the Company's By-Laws. In order to be considered for inclusion in the Company's proxy materials for the 2000 Annual Meeting of Stockholders, stockholder proposals must be received by the Secretary of the Company on or before [January 2], 2000, and must otherwise comply with the requirements of Rule 14a-8 of the Exchange Act ("Rule 14a-8"). The timely submission of a stockholder proposal does not guarantee that it will be included in the Company's proxy materials for the 2000 Annual Meeting.

         In addition, a recent amendment to the Company's By-Laws establishes an advanced notice procedure that stockholders must follow in order to nominate directors or to bring other business before an annual meeting of stockholders, without complying with Rule 14a-8. These advance notice procedures require that, among other things, notice of a director nomination or other business must be submitted in writing to the Secretary of the Company not less than 45 days nor more than 120 days prior to the anniversary of the date on which the Company first mailed its proxy materials for the prior annual meeting, unless the date of the annual meeting is changed by more than 30 days from the anniversary of the date of the prior annual meeting. For director nominations or other business to be properly brought before the 2000 Annual Meeting, a stockholder must deliver written notice to the Secretary of the Company no sooner than [December 2], 1999 and no later than [March 16], 2000; provided, however, that if the date of the 2000 Annual Meeting is changed by more than 30 days later from the date of the 1999 Annual Meeting, notice must be received not later than the later of 75 days before the date of the 2000 Annual Meeting or 10 days following the date on which public announcement of the date of the 2000 Annual Meeting is first made.

         The notice must contain information specified in the By-Laws concerning the matters to be brought before such meeting and concerning the stockholder proposing such matters, including the name, address, number of shares beneficially owned and any material interest of the stockholder making the proposal. Notice of a director nomination must include information on various matters regarding the nominee, including the nominee's name, age, business and residence address, principal occupation and security holdings and any arrangements between the stockholder and the nominee. Notice of other business must include a description of the proposed business, the reasons therefor and other specified matters. A copy of the relevant provisions of the Company's By-Laws may be obtained by a stockholder without charge upon written request to the Secretary of the Company.

         All notices of proposals by stockholders, whether or not to be included in the Company's proxy materials, should be sent to Marcum Natural Gas Services, Inc., 1675 Broadway, Suite 2150, Denver, Colorado 80202, attention: Secretary.

         Any stockholder proposal must also comply with all other applicable provisions of the Company's Restated Certificate and By-Laws, the Exchange Act, including the rules and regulations thereunder, and Delaware law. No stockholder proposal will be considered unless it is in compliance with the foregoing requirements. If the stockholder does not also comply with the requirements of Rule 14a-4 of the Exchange Act, then the proxies named in the proxy card solicited by the Board of Directors of the Company for the 2000 Annual Meeting may exercise discretionary voting authority to vote in accordance with their best judgment on any proposal submitted by a stockholder.


                                  OTHER MATTERS

         After the deadline for inclusion of stockholder proposals in this Proxy Statement established by Rule 14a-8, Famco Value Income Partners, L.P. submitted a proposal requesting the Board of Directors of the Company to refrain from adopting any future stockholder rights plan without prior stockholder approval and to redeem or terminate the Company's existing Rights Plan. If that or any similar proposal is properly brought before the Annual Meeting, the persons appointed as proxies in the accompanying proxy card intend to exercise their discretionary authority to vote against such proposal.

         As of the date of this Proxy Statement, the Board of Directors knows of no other matters to be presented at the Annual Meeting. However, if any other matters are properly presented at the Annual Meeting, the persons appointed as proxies in the accompanying proxy card will have the discretionary authority to vote the shares represented by the proxy card in accordance with their best judgment.

                                        By Order of the Board of Directors



                                        Gary J. Zuiderveen
                                        Secretary

April [30], 1999
Denver, Colorado

PROXY                MARCUM NATURAL GAS SERVICES, INC.                     PROXY
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS
         FOR THE ANNUAL MEETING OF STOCKHOLDERS TO BE HELD JUNE 7, 1999

The undersigned stockholder of Marcum Natural Gas Services, Inc., a Delaware corporation (the "Company"), hereby appoints W. Phillip Marcum and A. Bradley Gabbard, or either of them, with full power and substitution (the "proxies"), as proxy or proxies of the undersigned, to represent the undersigned, and to exercise all the powers that the undersigned would have if personally present to act and to vote all of the shares of the Company that the undersigned is entitled to vote, at the Annual Meeting of Stockholders of the Company (the "Annual Meeting") called to be held on Monday, June 7, 1999, at 9:00 a.m. at ________________________________________, Melbourne, Florida, and at any
adjournments or postponements thereof, as follows:

1. To elect three (3) directors of the Company to serve for a term of three years and until their successors are duly elected and qualified.

     [_]  FOR all nominees listed below
          (except as marked to the contrary below)

     [_]  WITHHOLD AUTHORITY to vote for all nominees listed below.

    A. Bradley Gabbard        Ronald W. McKee          Basil M. Briggs

     (INSTRUCTIONS: TO WITHHOLD AUTHORITY TO VOTE FOR ANY INDIVIDUAL NOMINEE, WRITE THAT NOMINEE'S NAME IN THE SPACE PROVIDED BELOW:)

    ----------------------------------------------------------------------------

2. To adopt and approve an amendment to the Company's Restated Certificate of Incorporation, as amended, to change the name of the Company to Metretek Technologies, Inc.

       [_]  FOR               [_]  AGAINST              [_]  ABSTAIN

3. To ratify the appointment by the Board of Directors of Deloitte & Touche LLP as the Company's independent auditors for the fiscal year ending December 31, 1999.

       [_]  FOR               [_]  AGAINST              [_]  ABSTAIN

4. In their discretion, the proxies are authorized to take action and to vote upon such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.


             THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR EACH ITEM



The shares represented by this proxy card when properly executed will be voted as specified. IF NO SPECIFICATION IS MADE, THE SHARES WILL BE VOTED FOR ITEMS 1, 2 AND 3. All proxies previously given are hereby revoked. Receipt of the accompanying Proxy Statement is hereby acknowledged.


                               Date:____________________________________________


                               -------------------------------------------------
                               Signature


                               -------------------------------------------------
                               Additional Signature (if shares are held jointly)

INSTRUCTIONS: Please sign exactly as your name appears on the label above and return this proxy card promptly in the accompanying envelope. When shares are held by joint tenants, both should sign. When shares are held in the name of a corporation, partnership, limited liability company or other entity, please sign the full entity name by an authorized officer, partner, manager, member or other authorized person. When signing as attorney, executor, administrator, trustee, guardian or in any other representative capacity, please give your full title as such.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED SELF-ADDRESSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

[_] Please check this box if you are planning to attend the Annual Meeting of Stockholders.